SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2002


                                QWEST CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)



      001-03040                                         84-0273800
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 (Commission File Number)                    (IRS Employer Identification No.)


1801 California Street     Denver, Colorado                 80202
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(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
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                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events.

The Company's ultimate parent, Qwest Communications International Inc. ("Qwest"), recently announced that it had taken steps to address short-term liquidity pressures in the commercial paper market by drawing down on its $4 billion bank credit facility, and discussing terms and other issues related to that credit facility. As part of this drawdown, the Company fully drew down the $1 billion available to it under the credit facility.

Under the credit facility the Company is a co-borrower with a financing subsidiary of Qwest and Qwest has guaranteed that subsidiary's obligations. As Qwest had previously disclosed, Qwest and the Company are subject to a limitation on the total amount of outstanding debt for Qwest and its subsidiaries as of the end of any fiscal quarter of no more than 375% of its EBITDA for the four previous fiscal quarters ending on that date. Because this and other covenants and events of default under the facility relate not only to the Company but also to Qwest and its financing subsidiary, those companies could potentially trigger a default under the agreement that could cause the Company's outstanding borrowings at the time of such default to become immediately due and payable.

As Qwest previously announced, if it does not take any actions to reduce its total debt, it believes that, based on its current internal projections, its total debt will exceed its maximum allowable debt under the credit facility at the end of the second quarter of 2002, resulting in defaults. However, Qwest and the Company are working with the lenders under the credit facility to modify the debt limitation and make other modifications to the credit facility. The Company believes that it will reach agreement on these modifications on terms acceptable to it and the lenders.

In addition, as Qwest previously announced, it is also taking steps to reduce its capital expenditures, and operating expenses and total debt. The steps to reduce its total debt include, among others, issuing equity-based securities, sales of assets or of securities associated with those assets, including, among others, wireless, access lines, directories, its applications service provider business and other non-core assets.

The Company used the proceeds of its $1 billion portion of the total drawdown to repay debt. As Qwest had previously announced, Qwest continues to expect to turn free cash flow positive in the second quarter of 2002. After giving effect to the borrowings under the bank facility, Qwest's net debt outstanding remains approximately $24.9 billion. Qwest also announced that it is exploring additional longer term refinancing options. The form and timing of the Qwest refinancing will depend on market conditions. Any refinancing option is not expected to increase Qwest's total net debt outstanding. The Company has investment grade credit ratings on its long-term debt. The ratings are BBB+, A3 and BBB by Fitch Ratings, Moody's Investor Services and Standard and Poor's, respectively.

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Forward Looking Statements Warning
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This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest Corporation (together with its affiliates, "the Company," "we" or "us") with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: potential fluctuations in quarterly results; intense competition in the markets in which we compete; changes in demand for our products and services; the duration and extent of the current economic downturn, including its effect on our customers and suppliers; adverse economic conditions in the markets served by us or by companies in which we have substantial investments; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; rapid and significant changes in technology and markets; adverse changes in the regulatory or legislative environment affecting our business; delays in our ability to provide interLATA services within our 14-state local service area; failure to maintain rights-of-way; and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, and difficulties in combining the operations of the combined company.

The Company cautions that certain asset sales or other transactions could be on terms it considers uneconomic and could be subject to the approval of federal or state regulatory authorities. Such approvals, if granted, could be subject to conditions that could adversely affect the benefits to the Company of completing the transactions and could be otherwise burdensome. The conditions could include, but are not necessarily limited to, requirements that the Company apply a portion of the proceeds for additional investments in certain states or to reduce charges in such states. The amounts of such investments or rate reductions could be significant and uneconomic. In addition, with respect to any sale of certain of the access lines, depending upon the number of access lines and purchasers, the purchasers may become subject to additional regulatory requirements, including but not limited to those imposed upon incumbent local exchange carriers, which could limit the number of potential purchasers or the price any purchasers might be willing to pay. There can be no assurance that the Company and Qwest can modify their credit facility or enter into a new facility on terms satisfactory to them, complete any de-leveraging transactions to reduce total debt, or otherwise take actions to ensure satisfaction with the existing limitations contained in the credit facility.

The information contained in this Current Report on Form 8-K is a statement of the Company's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company's assumptions. The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in the Company's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which the Company assumes no responsibility. The Company undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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

By including any information in this Current Report on Form 8-K, the Company does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    QWEST CORPORATION



DATE: March 4, 2002                 By: /s/ BRYAN TREADWAY
                                        -----------------------------
                                        Bryan Treadway
                                        Vice President and Controller


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